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Exhibit 14.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (No. 333-111779) and Form F-4/A (No. 333-112948) of Millicom International Cellular S.A. of our report dated March 31, 2004, except for Note 31 as to which the date is April 30, 2004, relating to the financial statements, which appears in this Form 20-F/A.

PricewaterhouseCoopers S.à r.l.	Luxembourg, January 12, 2005

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  Exhibit 14.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM